UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 21, 2019

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4800 N. SCOTTSDALE RD, SUITE 4400
SCOTTSDALE, ARIZONA	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 572-6050

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market



Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company (the “Meeting”) was held on June 21, 2019, in connection with which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. At the close of business on April 25, 2019, the record date for the Meeting, 24,043,858 shares of the Company’s common stock were issued, outstanding and entitled to vote. At the Meeting, 21,903,443 shares of the Company’s common stock were represented in person or by proxy. Three proposals were scheduled and noted to be acted upon at the Meeting: (i) to elect seven directors to serve until the 2020 annual meeting (“Proposal Number One”); (ii) to approve, in an advisory vote, the compensation of the Company’s named executive officers (“Proposal Number Two”); and (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for fiscal year 2019 (“Proposal Number Three”).

At the Meeting, seven nominees were nominated for election to the board to serve one year terms until the Company’s 2020 annual meeting, or until the election and qualification of their successors, and were elected. The vote with respect to each such nominee was as follows:

Nominee	For	Withheld	Broker Non-Votes
Barry Smith	20,239,203	806,296	857,944
Michael J. Diament	20,573,428	472,071	857,944
Swati Abbott	20,700,411	345,088	857,944
Peter A. Feld	20,822,111	223,388	857,944
Leslie J. Norwalk	20,798,085	247,414	857,944
Guy P. Sansone	20,862,063	183,436	857,944
Steven J. Shulman	20,688,284	357,215	857,944

Other directors whose terms of office continued after the Meeting are: William J. McBride, Perry G. Fine and G. Scott MacKenzie.

Proposal Number Two was adopted with 20,242,437 shares voted for, 799,306 shares voted against, 3,756 shares abstaining and 857,944 broker non-votes.

Proposal Number Three was adopted with 21,638,689 shares voted for, 261,344 shares voted against, 3,410 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: June 21, 2019	By:	/s/ Jonathan N. Rubin
		Name:	Jonathan N. Rubin
		Title:	Chief Financial Officer